UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 10, 2022

IMAGING DIAGNOSTIC SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Commission file number: 000-26028

Florida	22-2671269
(State of Incorporation)	(IRS Employer Ident. No.)

618 E South Street, Suite 500, Orlando, Florida	32801
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number: (954) 581-9800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 10, 2022, the sole director and chief executive officer (CEO) of Imaging Diagnostic Systems Inc. (“IDSI”), Chunming Zhang, appointed Lixin Yang, Zhonghe Liu and Lun Li to our Board of Directors (the “Board”) . Immediately thereafter, Ms. Zhang resigned from her positions as director and CEO of IDSI, and our chief financial officer (CFO) David Fong also resigned. Immediately thereafter, the newly constituted Board appointed Lun Li to serve as IDSI’s CEO and Rongbin Wang to serve as our CFO.

As a result of these management changes, effective as of August 10, 2022, our executive officers and directors are as follows:

Name	Position(s)
Lun Li	Director, CEO
Lixin Yang	Director
Zhonghe Liu	Director
Rongbin Wang	CFO

The biographies of our new executive officers and directors are as follows:

Lixin Yang is the president and majority shareholder of IDSI’s parent company, Sanya Wanbo (Viable) Investments, Ltd. Co. (“Viable China”) , based in Hainan, China. He has long been engaged in the research, development and operation of real estate projects and businesses relating to senior care and health care. Mr. Yang has many years of business management experience and extensive marketing experience. He has held various executive positions for over 30 years. He is the husband of our former director and CEO Chunming Zhang.

Zhonghe Liu is based in Shanxi, China, and has extensive experience in marketing planning, market operation, software development and applications for retail businesses for over 15 years. Mr. Liu holds positions with various other companies. He has served as the chairman of Zhilian Technology Group Co., Ltd., since 2020, the general manager of Hong Kong Lexiaoyao Marketing Planning Co., Ltd., since 2019 and the president of Chongqing Quguangjie Technology Co., Ltd., since 2020.

Lun Li graduated from Xi’an Jiaotong University in Shaanxi, China, in 2012 with a master’s degree in engineering and has many years of project management experience. Currently a PhD candidate, she started working in the medical industry in 2017, and has been serving as the assistant to the general manager and manager representative of Xi’an IDI Laser Imaging Co., Ltd. since 2017.

Rongbin Wang is an experienced accountant and professional financial officer based in  Shaanxi, China.  He holds a degree in   accounting from   Xi’an Jiaotong  University.  He has been engaged in high level financial work for 10 years. He has worked in a number of llarge Chinese companies.  Most recently he has served as the chief financial officer for  Xi’an Jiexun Automobile  Sales Co., Ltd.  since 2018.  He also has substantial experience in mergers and acquisitions as well as financial management.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 16, 2022

IMAGING DIAGNOSTIC SYSTEMS, INC.

By:	/s/ Lun Li
Lun Li
Chief Executive Officer

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